Exhibit 8.1

Subsidiaries of Navigator Holdings Ltd

Corporation Name	Percentage Ownership as of December 31,		Country of Incorporation	Subsidiary of Limited Liability Company
	2020	2021
- Navigator Gas US L.L.C.	100%	100%	Delaware (USA)	Service company
- Navigator Gas L.L.C.	100%	100%	Marshall Islands	Holding company
~ Navigator Aries L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Atlas L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Aurora L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Centauri L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Ceres L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Ceto L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Copernico L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Capricorn L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Eclipse L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Europa L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Galaxy L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Gemini L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Genesis L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Glory L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Grace L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Gusto L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Jorf L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Leo L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Libra L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Luga L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Magellan L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Mars L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Neptune L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Nova L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Oberon L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Pegasus L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Phoenix L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Prominence L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Saturn L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Scorpio L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Taurus L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Triton L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Umbrio L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Venus L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Virgo L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Yauza L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ NGT Services (UK) Ltd	100%	100%	England	Service company
~ NGT Services (Poland) Sp. z.o.o.	100%	100%	Poland	Service company
~ Navigator Gas Ship Management Ltd.	100%	100%	England	Service company
~ Falcon Funding PTE Ltd	100%	100%	Singapore	Service company
~ Navigator Gas Invest Ltd	100%	100%	England	Investment company
- PT Navigator Khatulistiwa	49%	49%	Indonesia	Vessel-owning company
~ Navigator Terminals L.L.C.	100%	100%	Marshall Islands	Investment company
~ Navigator Terminal Invest Ltd	100%	100%	England	Investment company
- Navigator Ethylene Terminals L.L.C.	100%	100%	Delaware (USA)	Investment company

Corporation Name	Percentage Ownership as of December 31,		Country of Incorporation	Subsidiary of Limited Liability Company
	2020	2021
~ Othello Shipping Company S.A.	—	100%	Panama	Holding company
~ Adela Shipping & Finance Inc.	—	100%	Panama	Vessel-owning company
~ Adriaticgas Shipping Inc.	—	100%	Panama	Vessel-owning company
~ Alameda Shipping Inc.	—	100%	Panama	Vessel-owning company
~ Arcticgas Shipping Inc.	—	100%	Panama	Vessel-owning company
~ Atlantic Shipping Inc.	—	100%	Panama	Vessel-owning company
~ Balearicgas Shipping Inc.	—	100%	Panama	Vessel-owning company
~ Beringgas Shipping Inc.	—	100%	Panama	Vessel-owning company
~ Celticgas Shipping Inc.	—	100%	Panama	Vessel-owning company
~ Falstria Shipping Company S.A.	—	100%	Panama	Vessel-owning company
~ Fionia Shipping Company S.A.	—	100%	Panama	Vessel-owning company
~ Highland Shipping Company S.A.	—	100%	Panama	Vessel-owning company
~ Lalandia Shipping Company S.A.	—	100%	Panama	Vessel-owning company
~ Langelandia Shipping Company S.A.	—	100%	Panama	Vessel-owning company
~ Mona Shipping Company S.A.	—	100%	Panama	Vessel-owning company
~ Pacificgas Shipping Inc.	—	100%	Panama	Vessel-owning company
~ Pentland Shipping Company S.A.	—	100%	Panama	Vessel-owning company
~ Zeeland Shipping Company S.A.	—	100%	Panama	Vessel-owning company
~ Zelandia Shipping Company S.A.	—	100%	Panama	Vessel-owning company
~ Ultragas ApS	—	100%	Denmark	Service company
~ Ultraship ApS	—	100%	Denmark	Service company
~ Ultraship Crewing Philippines Inc	—	25%	Philippines	Service company
~ Ultraship Services Philippines Inc	—	40%	Philippines	Service company
~ Dan-Unity CO2 A/S	—	50%	Denmark	Investment company
~ Unigas International B.V.	—	33%	Netherlands	Service company
- Unigas Trading B.V.	—	100%	Netherlands	Service company
- Unigas International Inc.	—	100%	Texas (USA)	Service company
- Unigas International Limited	—	100%	Hong Hong	Service company